SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                               SEPTEMBER 30, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission             IRS Employer
jurisdiction                      File Number            Identification
of incorporation                                         Number

Delaware                            1-3492               No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, which are not called for by this form, that the registrant deems to be important to security holders.

         On September 30, 1999 registrant issued a press release announcing, among other things, that Dresser Kellogg Energy Services, an affiliate of registrant's subsidiary, Kellogg Brown & Root, Inc., has been awarded a contract valued at over $200 million by Shell Petroleum Development Company of Nigeria for grassroots gas compression facilities for the Obigbo Node Associated Gas Gathering Project near Port Harcourt, Nigeria.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated September 30, 1999.










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                                   SIGNATURES

         As required by the Securities Exchange Act of 1934, the registrant has authorized this report to be signed on behalf of the registrant by the undersigned authorized individual.


                                       HALLIBURTON COMPANY




Date:  October 1, 1999                 By:  /s/ Susan S. Keith
                                          ----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary












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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           September 30, 1999
                           Incorporated by Reference






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